Finance income/(expenses), net	6 Months Ended
Jun. 30, 2024
Finance Income (Expense) [Abstract]
Finance income/(expenses), net

Note 8	Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Six months ended June 30,
in € thousand	2024	2023
FINANCE INCOME
Interest income from other parties	787	504
TOTAL FINANCE INCOME	787	504
FINANCE EXPENSES
Interest expense on loans	(11,296)	(5,623)
Interest expense on refund liabilities	(266)	(2,615)
Interest expenses on lease liabilities	(418)	(619)
Other interest expense	(2)	(22)
TOTAL FINANCE EXPENSES	(11,981)	(8,879)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	(1,652)	4,517
FINANCE INCOME/(EXPENSES), NET	(12,845)	(3,858)

The increase in interest expense on loans is mainly due to the 85% increase in Valneva's average loan volume in the first half of 2024 compared to the same period in 2023. During the second half of 2023, additional tranches of the D&O Loan Agreement were added and drawn. For further details, see Note 13.
The interest expense on refund liabilities for the six months ended June 30, 2023 of €2.6 million was mainly caused by accumulated payment deferrals related to the Pfizer agreement. The interest expense on refund liabilities for the six months ended June 30, 2024 decreased to
€0.3 million due to the significant payments made to Pfizer during the second half of 2023 and the first half of 2024. Please refer to Note 16 for more information on the refund liability balances.
The foreign exchange losses in the six months ended June 30, 2024 are primarily driven by non-cash revaluation results of USD denominated liabilities as the USD appreciated against the EUR by more than 3% in 2024. A contrary movement of the USD/EUR rate could be observed in 2023.